                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               RSI HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               RSI HOLDINGS, INC.
                         245 EAST BROAD STREET, SUITE A
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606
                            TELEPHONE (864) 271-7171
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 16, 1997
                             ----------------------

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of RSI Holdings, Inc. (the "Company"), will be held at 10:00 A.M., local time, on January 16, 1997, at RSI HOLDINGS, INC., 245 EAST BROAD STREET, SUITE A, GREENVILLE, SOUTH CAROLINA, for the purpose of considering and acting upon the following:

          1. The election of three directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

          2. The ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for fiscal year 1997.

          3. The transaction of such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 21, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS
                                C. Thomas Wyche, Secretary

Greenville, South Carolina
December 6, 1996

     A FORM OF PROXY IS ENCLOSED. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.

                               RSI HOLDINGS, INC.
                         245 EAST BROAD STREET, SUITE A
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606

                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 16, 1997

                             ---------------------
     This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of RSI Holdings, Inc., a North Carolina corporation (the "Company"), to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at 10:00 A.M., local time, on January 16, 1997, at RSI HOLDINGS, INC., 245 EAST BROAD STREET, SUITE A, GREENVILLE, SOUTH CAROLINA. The approximate date of mailing this Proxy Statement and the accompanying proxy is November 25, 1996.

     Only shareholders of record at the close of business on November 21, 1996, are entitled to notice of and to vote at the Annual Meeting. As of such date, there were outstanding approximately 7,895,822 shares of common stock, $.01 par value per share ("Common Stock"), which constitute the only voting securities of the Company. Each share is entitled to one vote.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting; or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: RSI Holdings, Inc., 245 East Broad Street, Suite A, Post Office Box 6847, Greenville, South Carolina 29606, Attention: Investor Relations.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the Annual Meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted FOR election to the Board of Directors of the nominees described herein, FOR ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company for fiscal year 1997, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting or any adjournment thereof.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company as of November 21, 1996, is necessary to constitute a quorum at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates votes cast in connection with the Annual Meeting. Directors are elected by a plurality of votes cast at the Annual Meeting. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the Company's 1997 fiscal year will be approved if a greater number of votes is cast for the proposal than is cast against the proposal. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum, but have no effect upon the votes with respect to the other matters to be voted upon at the meeting.

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors to be elected at any meeting of shareholders shall not be less than three (3) nor more than ten (10), the exact number to be determined by the Board of Directors. The Board has determined that three directors shall be elected at the Annual Meeting. The Common Stock may not be voted cumulatively in the election of directors.

     The following three persons are nominees for election as directors at the Annual Meeting, to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently directors of the Company. Each such person is a citizen of the United States. There are no family relationships among the directors and the executive officers of the Company, except that Buck Mickel is the father of Buck A. Mickel.

     Management of the Company believes that all of the nominees will be available and able to serve as directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors.

     The table below sets forth certain information regarding the Company's nominees for election as directors.

               NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY

      NAME, AGE AND
   TENURE AS DIRECTOR                     PRINCIPAL OCCUPATION AND BACKGROUND
-------------------------  ------------------------------------------------------------------
Buck Mickel (71)           Chairman of the Board and Chief Executive Officer of the Company.
Director since 1978(1)(2)  Mr. Mickel was elected Chairman of the Board and Chief Executive
                           Officer of the Company in July 1989. Mr. Mickel has served in various executive positions, including Vice Chairman of the Board of Directors of Fluor Corporation, which is engaged in the engineering, construction and minerals businesses, from which position he resigned in March 1987; Chairman of the Board of
                           Directors of Daniel International Corporation, a construction company wholly-owned by Fluor Corporation, from which position he resigned in March 1987; and Chairman of the Board and Chief
                           Executive Officer of RSI Corporation, Greenville, South Carolina
                           (the former parent of the Company), from February 1978 until
                           November 1989. Mr. Mickel also serves as a director of Fluor
                           Corporation, Insignia Financial Group, Inc., The Liberty
                           Corporation, Duke Power Company, Emergent Group, Inc., and Delta
                           Woodside Industries, Inc.
C.C. Guy (64)              Mr. Guy served as President of the Company from July 1989 until
Director since 1978(1)(2)  his retirement in January 1995. Since his retirement, he has served as a consultant to the Company on an as-needed basis. Mr.
                           Guy was Vice President-Administration of the Company from 1978 to
                           July 1989. Mr. Guy served from October 1979 to November 1989 as
                           President, Treasurer and a director of RSI Corporation. Mr. Guy currently serves as a director of Delta Woodside Industries, Inc.
Charles M. Bolt (66)       Director of the Company. Charles M. Bolt was President and Chief
Director since 1982(1)(2)  Executive Officer of the Company from 1984 to July 1989, when he was elected President of Distribution, a position that he held until his retirement in January 1995. Since his retirement, he has served as a consultant to the Company on an as-needed basis. Mr.
                           Bolt was Vice President -- Marketing of the Company from 1978 to
                           1984.

---------------

(1) Member of Compensation Committee.
(2) Member of Audit Committee.

     The Board of Directors of the Company met in person one time during the fiscal year ended August 31, 1996. The Compensation Committee of the Company met once during the fiscal year. The Audit Committee of the Company did not meet separately during the fiscal year but the Board considered Audit Committee matters in the course of meetings of the Board of Directors. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member. The Board does not have a standing nominating committee.

     The Compensation Committee reviews and submits to the Board of Directors suggested salaries and other compensation for officers of the Company and its subsidiaries for the ensuing year.

     The Audit Committee generally makes recommendations to the Board regarding the selection of the independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the rendering of any material non-audit services by the independent accountants, approves the fee payable to the independent accountants, and reviews the audit results.

            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information as of November 21, 1996, regarding the beneficial ownership of the Common Stock by: (i) persons beneficially owning more than five percent of the Common Stock; (ii) the directors and executive officers of the Company; and (iii) all directors and executive officers of the Company, as a group. Unless otherwise indicated in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all the shares of Common Stock shown as beneficially owned by them.

                                                                  AMOUNT AND
                                                                  NATURE OF
                      NAME AND ADDRESS OF                         BENEFICIAL           PERCENT OF
                        BENEFICIAL OWNER                          OWNERSHIP            CLASS(12)
----------------------------------------------------------------  ----------           ----------
Buck Mickel.....................................................    475,160 (1)            6.0
  415 Crescent Avenue
  Greenville, SC 29605
Buck A. Mickel..................................................  1,164,196 (2)           14.7
  245 East Broad St., Suite A
  P. O. Box 6847
  Greenville, SC 29606
C.C. Guy........................................................    152,891 (3)            1.9
  918 Elizabeth Road
  Shelby, NC 28150
Charles M. Bolt.................................................    284,556 (4)            3.6
  3000 N.E. 48th Street,
  No. 301
  Fort Lauderdale, FL 33308
C. Thomas Wyche.................................................    336,890 (5)            4.3
  Post Office Box 728
  Greenville, SC 29602
Minor H. Mickel.................................................    475,160 (6)            6.0
  415 Crescent Avenue
  Greenville, SC 29605
Charles C. Mickel...............................................    857,181 (7)           10.9
  245 East Broad St., Suite A
  P. O. Box 6847
  Greenville, SC 29606
Minor Mickel Shaw...............................................    822,122 (8)           10.4
  P. O. Box 795
  Greenville, SC 29602

                                                                  AMOUNT AND
                                                                  NATURE OF
                      NAME AND ADDRESS OF                         BENEFICIAL           PERCENT OF
                        BENEFICIAL OWNER                          OWNERSHIP            CLASS(12)
----------------------------------------------------------------  ----------           ----------
Mr. William R. Kimball..........................................    746,853 (9)            9.5
  12 Eucalyptus Road
  Belvedere, CA 94920
Joe F. Ogburn...................................................    155,976 (10)           2.0
  208 Belvedere Avenue
  Shelby, NC 28150
All Directors and Executive Officers of the Company as a Group
  (6 persons)...................................................  2,569,669 (11)          32.2

---------------

 (1) Mr. Buck Mickel is Chairman of the Board of Directors and Chief Executive Officer of the Company. The number of shares shown as beneficially owned by Buck Mickel includes 10,000 shares directly owned by him and 465,160 shares directly owned by Minor H. Mickel, as to which shares Mr. Mickel disclaims beneficial ownership. Minor H. Mickel is the wife of Buck Mickel. Minor H. Mickel and Buck Mickel are the parents of Buck A. Mickel, Minor Mickel Shaw and Charles C. Mickel. Buck Mickel disclaims beneficial ownership of all shares owned by his wife.
 (2) Mr. Buck A. Mickel is a Vice President (effective September 1, 1996) and former director of the Company. The number of shares shown as beneficially owned by Buck A. Mickel includes 1,144,196 shares directly owned by him and 20,000 unissued shares subject to employee stock options held by Mr. Mickel which are currently exercisable.
 (3) Mr. C.C. Guy is a director and former President of the Company. The number of shares shown as beneficially owned by Mr. Guy includes 78,923 shares directly owned by him and 20,000 unissued shares subject to employee stock options held by Mr. Guy which are currently exercisable. The number of shares shown also includes 53,968 shares of the Company's Common Stock held by Mr. Guy's wife, as to which shares Mr. Guy disclaims beneficial ownership.
 (4) Mr. Charles M. Bolt is a director and former President of Distribution of the Company. The number of shares shown as beneficially owned by Mr. Bolt includes 264,556 shares directly owned by him and 20,000 unissued shares subject to employee stock options held by Mr. Bolt which are currently exercisable.
 (5) Mr. C. Thomas Wyche is Secretary of the Company. The number of shares shown as beneficially owned by Mr. Wyche includes 204,292 shares directly owned by him, 44,523 shares owned of record by Center, Inc., of which Mr. Wyche owns all of the outstanding common stock and is an officer and director, and 88,075 shares owned by the Profit Sharing Plan of Wyche, Burgess, Freeman & Parham, P.A. (the "WBFP Plan"), of which Mr. Wyche is a trustee and participant and which firm serves as general counsel to the Company. Of the shares owned by the WBFP Plan, the number of shares allocated to Mr. Wyche's account varies from year to year, depending on Mr. Wyche's respective interest in the WBFP Plan. Mr. Wyche disclaims beneficial ownership of the shares that are not allocated to his account. The figure shown does not include 90,233 shares owned by The Prosperity Company, a family partnership in which Mr. Wyche's wife and three adult children are partners. Mr. Wyche disclaims beneficial ownership of all of the shares owned by The Prosperity Company.
 (6) The number of shares shown as beneficially owned by Mrs. Minor H. Mickel includes 465,160 shares directly owned by her and 10,000 shares directly owned by Mr. Buck Mickel. Mrs. Mickel disclaims beneficial ownership of the shares of stock owned by Mr. Mickel.
 (7) The number of shares shown as beneficially owned by Mr. Charles C. Mickel includes 812,658 shares directly owned by him, and all of the 44,523 shares beneficially owned by Center, Inc. of which Mr. Mickel is an officer and director. Mr. Mickel disclaims beneficial ownership of the shares owned by Center, Inc.
 (8) The number of shares shown as beneficially owned by Mrs. Minor Mickel Shaw includes 802,188 shares directly owned by her, 2,748 shares owned by her as custodian for her children, and 17,186 shares owned by her husband as custodian for their children. Mrs. Shaw disclaims beneficial ownership of all shares beneficially owned by her husband.
 (9) The number of shares shown as beneficially owned by Mr. William R. Kimball excludes 34,375 shares held by Mr. Kimball's wife, as to which shares Mr. Kimball disclaims beneficial ownership.
(10) Mr. Joe F. Ogburn is the Treasurer and Vice President of the Company. The number of shares shown as beneficially owned by Mr. Ogburn includes 135,426 shares directly owned by him and 20,000 unissued shares subject to employee stock options held by Mr. Ogburn which are currently exercisable. Such number also includes 550 shares held by Mr. Ogburn's wife, as to which shares Mr. Ogburn disclaims beneficial ownership.
(11) This number includes all shares included in the table above with respect to any director or executive officer and excludes the shares described in the notes above as being excluded from the table.
(12) Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, percentages of total outstanding shares have been computed on the assumption that shares of Common Stock that can be acquired within 60 days upon the exercise of options by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.

                               EXECUTIVE OFFICERS

     The following provides certain information regarding the executive officers of the Company:

               NAME AND AGE                                    POSITION
    -----------------------------------  -----------------------------------------------------
    Buck Mickel (71)...................  Chairman of the Board and Chief Executive Officer(1)
    Buck A. Mickel (41)................  Vice President(2)
    C. Thomas Wyche (70)...............  Secretary(3)
    Joe F. Ogburn (58).................  Treasurer and Vice President(4)

---------------

(1) See information under "Election of Directors".
(2) Buck A. Mickel was reelected Vice President of the Company effective September 1, 1996. Mr. Mickel has served as a consultant to the Company since January 17, 1995, the date that he resigned as Vice President. Mr. Mickel was originally elected Vice President of the Company in July 1989. Mr. Mickel served as a director on the Company or RSI Corporation from 1987 until December 1992. Mr. Mickel has served as President of Wiegmann & Rose International Corp. ("Wiegmann & Rose"), the Company's wholly-owned subsidiary, since August 1988. Mr. Mickel currently serves as director of Delta Woodside Industries, Inc.
(3) C. Thomas Wyche is a senior member of the law firm of Wyche, Burgess, Freeman & Parham, P.A., with which firm he has practiced for the last four decades. From 1979 to November 1989, Mr. Wyche was the Secretary and a director of RSI Corporation. Wyche, Burgess, Freeman & Parham, P.A. serves as general counsel to the Company. Mr. Wyche served as a director of the Company or RSI Corporation from 1978 until January 1993.
(4) Joe F. Ogburn has served as Treasurer of the Company since September 1988 and Vice President of the Company since May 1995. Mr. Ogburn served as Controller of the Company from 1981 to September 1988. Mr. Ogburn served as a director of the Company from September 1987 to July 1989.

     The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

                              SIGNIFICANT EMPLOYEE

     During November 1996, the Company appointed Matthew J. Marron, Jr. as President of CambridgeBanc, Inc., a recently acquired wholly-owned subsidiary of the Company, through which the Company intends to engage in the business of originating and selling home improvement loans secured by liens on improved property. Before joining the Company, Mr. Marron served as Executive Vice President of CambridgeBanc, Inc. from 1995 to 1996. Prior to that time, from 1994 to 1995, he served as President of The CPE Institute,

Inc., a financial education company for CPA's, accountants, financial executives and tax preparers. From 1992 to 1994 he served as Financial Analyst for BI-LO, Inc., a supermarket chain. Prior to that time, he served as a Senior Auditor of Ernst & Young LLP from 1990 to 1992. Mr. Marron is 28 years old.

                            MANAGEMENT COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid by the Company during the last three fiscal years to the Company's Chief Executive Officer (the "Named Executive Officer"). The salary of each executive officer of the Company was less than $100,000 during fiscal 1996, and no bonuses were paid.

                                                                 ANNUAL COMPENSATION
                                                            -----------------------------
                                                                                OTHER
                                                                                ANNUAL       ALL OTHER
                    NAME AND                       FISCAL   SALARY   BONUS   COMPENSATION   COMPENSATION
               PRINCIPAL POSITION                   YEAR    ($)(a)    ($)       ($)(b)         ($)(c)
-------------------------------------------------  ------   ------   -----   ------------   ------------
Buck Mickel......................................   1996     2,400     0           --             --
  Chairman of the Board and Chief Executive         1995     2,400     0          228             --
  Officer                                           1994     2,655     0          228             53

---------------

(a) The amount shown in the column "Salary" for 1994 includes sums the receipt of which have been deferred by the Named Executive Officer pursuant to the Company's 401(k) plan. The Company discontinued its 401(k) plan during September 1994.
(b) The amounts shown in this column were paid for the benefit of the Named Executive Officer for travel accident insurance which the Company has purchased for the benefit of its employees, executive officers and directors. The policy provides coverage to each executive officer and director of up to $500,000 for accidental death or dismemberment and a permanent total disability benefit, subject to certain conditions and limitations set forth in the policy.
(c) The amount shown for 1994 was accrued by the Company in connection with the Company's 401(k) plan to match 50% of the salary deferral credited to the Named Executive Officer's account during that year.

     The Company currently pays no directors' fees.

     Most of the Company's employees, as well as its executive officers, are eligible to participate in the Company's medical and health benefit plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The Named Executive Officer had no unexercised options at the end of the 1996 fiscal year. No options were granted or exercised during fiscal 1996.

                              RETIREMENT CONTRACTS

     Messrs. C.C. Guy and Charles M. Bolt retired as officers of the Company on January 17, 1995. In connection with Mr. Bolt's retirement, the Board of Directors of the Company originally agreed to continue Mr. Bolt's salary (in the annual amount of $100,000) for a period of one year following his retirement, during which time he would serve as a consultant to the Company on an as-needed basis. In November 1995 the Company recognized that it would continue to need Mr. Bolt's services and agreed to pay Mr. Bolt $1,000 per month for consulting services after January 1996. In connection with Mr. Guy's retirement, the Company originally agreed to continue Mr. Guy's salary for a period of six months following his retirement at $4,000 per month during which time he would serve as a consultant to the Company on an as-needed basis. In July 1995, the Company continued to need Mr. Guy's consulting services and agreed to continue paying him $100 per month for such services. This amount was increased to $200 per month in November 1995. The Board determined that these payments were appropriate in light of these officers' long records of service to the

Company and anticipated value as consultants to the Company. In addition, Mr. Buck A. Mickel resigned as Vice President of the Company on January 17, 1995. The Board had originally agreed to continue Mr. Buck A. Mickel's salary following his resignation as Vice President of the Company at $2,500 per month through June 30, 1995, during which time he would serve as a consultant to the Company on an as-needed basis. Because of the continuing need to oversee the management of the legal contingencies of Wiegmann & Rose, however, Mr. Mickel has continued to serve as President of Wiegmann & Rose at a salary of $2,500 per month in lieu of consulting pay. Effective September 1, 1996, Mr. Buck A. Mickel was elected Vice President of the Company at a salary of $4,000 per month.

                           RELATED PARTY TRANSACTIONS

     Certain information concerning related party transactions respecting the members of the Compensation Committee, members of their families, and other executive officers, directors and owners of 5% or more of the outstanding Common Stock of the Company (a "5% or More Owner") is set forth below.

PURCHASE OF CAMBRIDGEBANC, INC.

     On November 4, 1996, the Company purchased for cash all of the outstanding common stock of CambridgeBanc, Inc. from Emergent Group, Inc. for a total purchase price of $15,000. This sum represents the Company's estimate of the fair value of the furniture and equipment owned by CambridgeBanc, Inc. CambridgeBanc, Inc. was formed by Emergent Group, Inc. in 1995. Through CambridgeBanc, Inc., the Company intends to engage in the business of originating and selling home improvement loans secured by liens on improved property.

     In addition to the purchase agreement to acquire the common stock of CambridgeBanc, Inc., the Company executed a lease agreement with Emergent Group, Inc. in which the Company is obligated to pay $18,000 for the use of additional furniture and equipment for one year. The newly acquired subsidiary, CambridgeBanc, Inc., executed a sublease agreement to rent for one year from Emergent Group, Inc. the office space that it occupies at $1,757 per month.

     Mr. Buck Mickel, Chairman of the Board and Chief Executive Officer of the Company and a 5% or More Owner, also serves on the board of directors of Emergent Group, Inc. and beneficially owns less than 5% of its outstanding common stock. C. Thomas Wyche, Secretary of the Company, also serves as Secretary of Emergent Group, Inc. and is a shareholder of Emergent Group, Inc., owning less than 5% of its outstanding common stock. In addition, each of Buck
A. Mickel, Charles C. Mickel and Minor Mickel Shaw are 5% or More Owners of the Company as well as shareholders of Emergent Group, Inc., each owning less than 5% of its outstanding common stock. Buck A. Mickel is a Vice President and former director of the Company, and President of Wiegmann & Rose.

SALARY AND OTHER COMPENSATION ARRANGEMENTS

     As described herein under the subheading "Election of Directors" -- "Management Compensation" -- "Retirement Contracts", the Company has paid consulting fees to Messrs. C.C. Guy, Charles M. Bolt and Buck A. Mickel.

GUARANTEES BY DIRECTORS AND OFFICERS

     During October 1994 the Company executed a $500,000 unsecured line of credit with a bank. This credit facility was guaranteed by Mr. Buck Mickel and expired on December 31, 1995. This credit facility was not used during fiscal 1996.

COMPANY INDEBTEDNESS TO DIRECTORS AND OFFICERS

     During January 1995, the Company repaid to certain related parties indebtedness consisting of aggregate principal of $314,000 and interest of $30,000. An aggregate of $100,000 of principal and $10,000 in interest arose from loans by William R. Kimball. The principal amounts of these notes were due January 1996. The

Company had used the proceeds of these loans for working capital. Mr. Kimball is a former director of the Company and a 5% or More Owner. An aggregate of $214,000 of the repaid indebtedness, originally consisting of $150,000 in subordinated debt, and $70,000 in unsubordinated debt (offset by $6,000 as described below), each bearing interest at 7% annually, had been loaned to the Company by Mr. Buck Mickel. The principal amounts of these notes were due during January 1996. The proceeds from the loans were used for working capital. Mr. Buck Mickel serves as Chairman of the Board and Chief Executive Officer of the Company. Mr. Mickel had given the related notes to family members and educational institutions as follows: $50,000 in subordinated notes was given to each of Mr. Mickel's three children: Buck A. Mickel, President of Wiegmann & Rose, Vice President and former director of the Company, and a 5% or More Owner, Charles C. Mickel, a 5% or More Owner, and Minor Mickel Shaw, a 5% or More Owner; $10,000 in unsubordinated notes was given to each of Central Wesleyan College, Clemson University, and Mr. Mickel's three children; and $20,000 in unsubordinated notes was given to Furman University. The $10,000 in unsubordinated notes payable to Buck A. Mickel was reduced to approximately $4,000 during June 1994. The reduction of $6,000 was the result of an offset against a note from Mr. Buck A. Mickel to the Company arising from the sale by the Company to him of a membership in a golf course at its estimated fair market value. These notes were canceled upon the repayment in full in January 1995.

CORPORATE OFFICE ARRANGEMENT

     The Company leases approximately 1,545 square feet of floor space at 245 East Broad Street, Greenville, South Carolina, for its principal executive offices under a month-to-month lease arrangement with Micco Corporation at a monthly rental of $884 per month. Effective September 1, 1996, the lease amount was increased from $354 per month to reflect the increased usage of the offices as the result of the new business that the Company is pursuing. The monthly lease amount had been reduced from $1,180 per month to $590 per month in January 1993, and from $590 per month to $354 per month in September 1993. The Company shares common areas of this office space with Micco Corporation. Micco Corporation reimburses the Company each month for a portion of the office expenses relating to this office space, including a portion of the costs of the Company's administrative assistant. During fiscal 1995 and 1996, Micco Corporation reimbursed the Company for 70% of these expenses; effective September 1, 1996, this percentage was decreased to 30% to reflect the Company's increased usage of this office space. Such reimbursements amounted to $51,078 and $38,040 during fiscal 1995 and 1996, respectively, after offset by the amount of rent owed to Micco Corporation. The Company believes that the terms of this arrangement have been, since inception, at least as favorable as could be obtained from a third party. Micco Corporation is owned by, and its directors, principal officers and shareholders are, Buck A. Mickel (President of Wiegmann & Rose, Vice President and former director of the Company and a 5% or More Owner), Minor H. Mickel (a former director and 5% or More Owner), Minor Mickel Shaw (a 5% or More Owner) and Charles C. Mickel (a 5% or More Owner). Minor H. Mickel is the wife of Buck Mickel, and Buck A. Mickel, Charles C. Mickel and Minor Mickel Shaw are the adult children of Minor H. and Buck Mickel.

LEGAL FEES

     The law firm of Wyche, Burgess, Freeman & Parham, P.A. serves as general counsel to the Company. C. Thomas Wyche, the Secretary of the Company, is a senior member of such law firm. Fees paid to such law firm by the Company were less than one percent of the law firm's gross revenues during the firm's last fiscal year. The Company believes that the terms of its relationship with the law firm are at least as favorable as could be obtained from a third party.

                    RATIFICATION OF ELECTION OF ACCOUNTANTS

     The Board of Directors recommends the ratification of the appointment of Ernst & Young LLP, independent certified public accountants, as auditors for the Company and its subsidiaries for fiscal 1997 and to audit and report to the shareholders upon the financial statements as of and for the period ending August 31, 1997. Based upon the recommendation of the Company's audit committee, the Board has appointed the accounting firm of Ernst & Young LLP as the Company's independent auditors for the Company's 1997 fiscal year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions which shareholders may have. Neither Ernst & Young LLP nor any of its members has any relationship with the Company except in the firm's capacity as such auditors and as the Company's tax advisor.

     The appointment of auditors is approved annually by the Board of Directors and subsequently submitted to the shareholders for ratification.

                            SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telegram or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged American Stock Transfer & Trust Company, its transfer agent, to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries in exchange for reimbursement of reasonable out-of-pocket expenses.

                           PROPOSALS OF SHAREHOLDERS

     Any shareholder of the Company who desires to present a proposal at the Annual Meeting of Shareholders to be held after the end of fiscal 1997 for inclusion in the proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before July 28, 1997.

                               OTHER INFORMATION

     THE COMPANY'S ANNUAL REPORT IS INCLUDED IN THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF NOVEMBER 21, 1996, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S FISCAL 1996 ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UPON PAYMENT OF THE REASONABLE COPYING COST THEREOF, THE COMPANY WILL MAKE AVAILABLE THE EXHIBITS TO THE COMPANY'S FISCAL 1996 ANNUAL REPORT ON FORM 10-KSB. ANY SUCH REQUEST SHOULD BE DIRECTED TO RSI HOLDINGS, INC., 245 EAST BROAD STREET, SUITE A, POST OFFICE BOX 6847, GREENVILLE, SOUTH CAROLINA 29606, ATTENTION: INVESTOR RELATIONS.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person voting them.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                          C. Thomas Wyche, Secretary

Greenville, South Carolina
December 6, 1996

                                    PROXY


                              RSI HOLDINGS, INC.

                       ANNUAL MEETING, JANUARY 16, 1997




    The undersigned shareholder of RSI Holdings, Inc., a North Carolina corporation, hereby constitutes and appoints Buck Mickel, C.C. Guy and C. Thomas Wyche, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the Annual Meeting of Shareholders, to be held at the offices of RSI Holdings, Inc., 245 E. Broad Street, Suite A, Greenville, South Carolina, on January 16, 1997 at 10:00 A.M., and any adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:


 PLEASE SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

[X]  Please mark your votes as in this example.

1.  ELECTION OF DIRECTORS

  [ ] FOR all nominees listed at right       [ ] WITHHOLD AUTHORITY to vote     Nominee(s):
      (except as marked to the contrary          for all nominees               Buck Mickel
      below)                                                                    C.C. Guy
                                                                                Charles M. Bolt

(INSTRUCTIONS: To withhold authority to vote for one or more individual nominees write that nominee's name in the space provided below).
-------------------------------------------------------------------------------

2. Proposal to ratify selection of Ernest & Young LLP as the independent public accountants of RSI Holdings, Inc. for its 1997 Fiscal Year.

       [ ] FOR              [ ] AGAINST          [ ] ABSTAIN

3. At their discretion upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

       A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy is present and acting, then that one) shall have and may exercise all the powers hereby conferred.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RSI HOLDINGS, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1 AND 2, and Proxy holders will vote, in their discretion, upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

       The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated December 6, 1996 and the Proxy Statement furnished herewith.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE
         ----------------------  -------------- --------------------- ---------
                                 DATED          SIGNATURE IF JOINTLY  DATED
                                                OWNED

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.